UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:

LASERSIGHT TECHNOLOGIES, INC.                       Case No. 6:03-bk-10370-ABB
                                                    Judge Briskman
             Debtor.                                Chapter 11




                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                                 FOR THE PERIOD
                            FROM 01/01/04 TO 01/31/04


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                    Frank M. Wolff
                                                    Attorney for Debtor


Debtor's Address                                    Attorney's Address
and Phone Number                                    and Phone Number

6848 Stapoint Ct.                                   Frank M. Wolff
Winter Park, FL  32792                              Fla. Bar No. 3119521
407 / 678-9900                                      Wolff, Hill, McFarlin &
                                                                  Herron, P.A.
                                                    1851 W. Colonial Dr.
                                                    Orlando, FL  32804
                                                    Telephone: 407 / 648-0058
                                                    Facsimile:  407 / 648-0681



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                      MONTHLY FINANCIAL REPORT FOR BUSINESS


FOR THE PERIOD BEGINNING:             01/01/04                           AND ENDING :            01/31/04
                            --------------------------                               --------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------
Date of Petition:                   9/5/2003
                          ----------------------------

                                                                       CURRENT                  CUMULATIVE
                                                                         MONTH               PETITION TO DATE
                                                                     ---------------       -------------------

1. CASH AT BEGINNING OF PERIOD                                            305,936.95                     0.00
                                                                     ---------------       -------------------
2. RECEIPTS:
   A.  Cash Sales
                                                                     ---------------       -------------------
       Less: Cash Refunds
                                                                     ---------------       -------------------
       Net Cash Sales                                                           0.00                     0.00
                                                                     ---------------       -------------------
   B.  Collection on Postpetition A/R                                      12,589.92               341,221.88
                                                                     ---------------       -------------------
   C.  Collection on Prepetition A/R                                       31,325.62               443,528.98
                                                                     ---------------       -------------------
   D.  Other Receipts (Attach List)                                       534,559.59             1,349,767.61
                                                                     ---------------       -------------------
      (If you receive rental income,
       you must attach a rent roll.)
3. TOTAL RECEIPTS                                                         578,475.13             2,134,518.47
                                                                     ---------------       ------------------

4. TOTAL CASH AVAILABLE FOR
   OPERATIONS              (Line 1 + Line 3)                              884,412.08             2,134,518.47
                                                                    ----------------       ------------------

5. DISBURSEMENTS                                                                0.00
   A. U.S. Trustee Quarterly Fees                                           5,500.00                 7,750.00
                                                                     ---------------       ------------------
   B. Net Payroll                                                         105,909.82               509,236.71
                                                                     ---------------       ------------------
   C. Payroll Taxes Paid                                                   51,565.58               190,743.63
                                                                     ---------------       ------------------
   D. Sales and Use Taxes
                                                                     ---------------       ------------------
   E. Other Taxes 5,736.22
                                                                     ---------------       ------------------
   F. Rent                                                                 17,545.30                89,645.38
                                                                     ---------------       ------------------
   G. Other Leases (Attachment 2)
                                                                     ---------------       ------------------
   H. Telephone                                                             3,859.67                22,374.68
                                                                     ---------------       ------------------
   I. Utilities                                                             1,716.22                10,970.90
                                                                     ---------------       ------------------
   J. Travel & Entertainment                                                5,996.37                58,421.34
                                                                     ---------------       ------------------
   K. Vehicle Expenses
                                                                     ---------------       ------------------
   L. Office Supplies                                                       6,625.82                26,269.89
                                                                     ---------------       ------------------
   M. Advertising
                                                                     ---------------       ------------------
   N. Insurance (Attachment 7)                                             28,260.10               193,862.64
                                                                     ---------------       ------------------
   O. Purchases of Fixed Assets (Attach. 3)
                                                                     ---------------       ------------------
   P. Purchases of Inventory (Attachment 3)                               157,786.62               450,045.24
                                                                     ---------------       ------------------
   Q. Manufacturing Supplies                                                5,258.14                 9,599.52
                                                                     ---------------       ------------------
   R. Repairs & Maintenance                                                   161.88                 1,813.78
                                                                     ---------------       ------------------
   S. Payments to Secured Creditors                                                                 28,000.00
                                                                     ---------------       ------------------
   T. Other Operating Expense                                              21,367.38                57,189.36
                                                                     ---------------       ------------------
            (Attach List)
6. TOTAL CASH DISBURSEMENTS                                               411,552.90             1,661,659.29
                                                                     ---------------       ------------------

   ENDING CASH BALANCE                           (Attachment 4)           472,859.18               472,859.18
                                                                     ---------------       ------------------
   (Line 4 - Line 6)

 I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief. This 23rd day of February, 2004.

                                                                    /s/ Danghui ("David") Liu
                                                                    -----------------------------------------
                                                                    Danghui ("David") Liu, Vice President


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



                                  Amount        Amount        Amount       Amount       Customer  Description
                                  #6651         #5501         #5451        #4961

  A/R Collections   43,915.54

                                               2,700.00                                           Proceeds-Sale of assts (Univ)
                                                  24.00                                           Refund Freight Charge






                                                                       530,000.00                 Proceeds from DIP Funding
                                               2,000.00                                           Return from GE


                                                -164.41                                           Bank Chgs on wire transfers




  Other Receipts   534,559.59        0.00      4,559.59          0.00  530,000.00

  Cash Receipts    578,475.13

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


                                  Amount        Amount        Amount       Amount       Vendor    Description
                                  #6651         #5501         #5451        #4961

  Disbursements       408,610.47

                                                                             19.00                Bank Chgs
                                               1,932.74                                           Bank Chgs
                                                               990.64               ADP           P/R Chgs








                                                                         18,425.00  VISX         S Royalty





  Other Op Exp        21,367.38      0.00      1,932.74        990.64    18,444.00

  Cash Disbursements  429,977.85

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


                                  ATTACHMENT 1
                                  ------------
              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable,pre-petition and postpetition, including charge card sales which have not beenreceived):


            Beginning of Month Balance                             8,799,655.59
                                                           ---------------------

          PLUS:    Current Month New Billings                         16,935.82
                                                           ---------------------

          LESS:    Collection During the Month                        43,915.54
                                                           ---------------------

            End of Month Balance                                   3,434,535.82*
                                                           ---------------------

* Includes $5,338,140.05 reduction due to Allowance for Doubtful Accounts recorded on Financial Statement (Q2 / 03)





----------------------------------------------------------------------------------------------------------------------
AGING:               (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days                 31-60 Days                  61-90 Days            Over 90 Days            Total
------------             -------------               -------------          -------------           -----------------

        0                                                                                                   0
------------             -------------               -------------          -------------           -----------------
    100.0%                       0.0%                        0.0%                 0.0%                    100.0%


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                                  ATTACHMENT 2
                                  ------------
              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date                          Days
Incurred                      Outstanding             Vendor              Description            Amount
---------------------------- ------------------------ ------------------  ---------------------- ---------------

See Attached








-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

        Opening Balance (total from prior report)                      37,816.77

PLUS:   New Indebtedness Incurred This Month                           35,878.88

LESS:   Amount Paid on Prior Accounts Payable                           5,877.26

        Ending Month Balance                                           67,818.39



SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
-----------------------------------------------------------------------------------------------------------------------


                                                                                                Total $
Secured             Date                                    # of PostPetition                   Amount of
Creditor/           Payment                Payment          Payments                            Post Petition
Lessor              Due                    Amount           Delinquent                          Payments
------------------------------------------ ---------------- ---------------------               ----------------

GE Healtcare                                                        0                           6,000.00
(Partial payment - $6k made on 11/10/03)



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                                  ATTACHMENT 3
                                  ------------
                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------


                                                                INVENTORY REPORT
                                                                ----------------

INVENTORY BALANCE AT PETITION DATE:                                 9,818,951.66
                                                         ------------------------
INVENTORY RECONCILIATION:

        Inventory Balace at Beginning of Month                      8,986,897.87
                                                         ------------------------

        Inventory Purchase During Month                               212,169.80 (Does not incl.Inventory which was prepaid)
                                                         ------------------------

        Inventory Used or Sold                                        136,816.90
                                                         ------------------------

        Inventory on Hand at End of Month                           9,062,250.77
                                                         ------------------------

METHOD OF COSTING INVENTORY:                            Standard Cost
                              -----------------------------------------------------------------------------------------


                                                               FIXED ASSET REPORT
                                                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                       122,837.93
                                                                              -----------------------(Includes
 Property, Plant and Equipment)

BREIF DESCRIPTION (First Report Only):   Book Value of LaserSight Technologies, Inc. Fixed Assets(Incl. Computer Equipment /
Leasehold Improvements / Office Equipment /Furniture & Fixtures / Lab Equipment /Laser Equipment / R&D Equipment)


FIXED ASSETS RECONCILIATION:

Fixed Asset Book Balue at Beginning of Month                           52,235.93
                                                           ---------------------

         LESS:       Depreciation Expense                              14,233.60
                                                           --------------------

         PLUS:       New Purchases                                          0.00
                                                           ---------------------

Ending Monthly Balance                                                38,002.33
                                                           ---------------------


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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                              MONTHLY BANK ACCOUNT
                              --------------------
                                 RECONCILIATION
                                 --------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings andinvestment accounts, i.e.
certificates of deposits, money market accounts,stocks and bonds, etc.


NAME OF BANK:                     SunTrust Bank                   BRANCH:                           University Blvd.
                   --------------------------------------------                     -----------------------------------------

ACCOUNT NAME:      LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                   ----------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:         1000018574961
                   ----------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:     Disbursements
                   ----------------------------------------------------------------------------------------------------------


            Beginning Balance                                         300,050.55
                                                              -----------------

            Total of Deposits Made                                    544,857.55*
                                                               -----------------

            Total Amount of Checks Written                            411,135.07**
                                                               -----------------

            Service Charges                                                19.00
                                                               -----------------

            Closing Balance                                           433,754.03
                                                               -----------------



            Number of First Check Written This Period                                              1058
                                                                                         ---------------

            Number of Last Check Written This Period                                               1177
                                                                                         ---------------

            Total Number of Checks Written This Period                                              120
                                                                                         ---------------


                               INVESTMENT ACCOUNTS
                               -------------------

Type of Negotiable                  Face Value                     Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------                 -----------------------           -----------------------
*  Includes $ 2,323.98 transfer from account 1000013985501 (LST A/P acct-new revenue receipts)
*  Includes $ 3,415.44 transfer from account 1000013985501 (LST A/P acct-new revenue receipts)
*  Includes $ 4,382.45 transfer from account 1000013985501 (LST A/P acct-new revenue receipts)
** Includes $70,000 transfer to account 1000013985451 (LST P/R acct)
** Includes $90,000 transfer to account 1000013985451 (LST P/R acct)





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                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                              --------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------


NAME OF BANK:  SunTrust Bank                                    BRANCH:University Blvd.
              -------------------------------------------------        -----------------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:1000013985501
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                   ---------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date            Check           Payee                            Purpose                                Amount
                Number
-------------   --------------  ---------------------------      ----------------------------------     ---------------
1/12/2004                       LaserSight Technologies          Transfer to acct 1000013985451              70,000.00
1/27/2004                       LaserSight Technologies          Transfer to acct 1000013985519              90,000.00


                                                                                                        ---------------
                                Total DIP transfers                                                         160,000.00


                                                                                                        ---------------
                TOTAL NONDISBURSEMENT TRANSFERS                                                             160,000.00

                1058-1065                           Void                                                          0.00
                1066-1177                           See Attached                                            245,666.04
                                  b/c               See Attached                                              5,469.03



                                                                                                        ---------------
                TOTAL ACTUAL DISBURSEMENTS                                                                  251,135.07

                TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                                   411,135.07

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



                                  ATTACHMENT 4
                                  ------------
                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings andinvestment accounts, i.e. certificates of deposits, money market accounts,stocks and bonds, etc.


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
             --------------------------------------------              -----------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
             ----------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985501
               --------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                   ----------------------------------------------------------------------------------------------------


            Beginning Balance                                           4,633.05
                                                           ----------------------

            Total of Deposits Made                                     43,739.45
                                                           ----------------------

            Total Amount of Checks Written                             10,121.87*
                                                           ----------------------

            Service Charges                                             1,932.74
                                                           ----------------------

            Closing Balance                                            36,317.89
                                                           ----------------------



            Number of First Check Written This Period                                                           324
                                                                                                       ---------------

            Number of Last Check Written This Period                                                            323
                                                                                                       ---------------

            Total Number of Checks Written This Period                                                            0
                                                                                                       ---------------


                               INVESTMENT ACCOUNTS
                               -------------------

Type of Negotiable                  Face Value                     Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------                 -----------------------           -----------------

* Includes $2,323.98 transfer to account 1000018574961 (LST A/P acct-new revenue receipts)
* Includes $3,415.44 transfer to account 1000018574961 (LST A/P acct-new revenue receipts)
* Includes $4,382.45 transfer to account 1000018574961 (LST A/P acct-new revenue receipts)

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



                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                               -------------------



Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

NAME OF BANK:  SunTrust Bank                                   BRANCH: University Blvd.
              -----------------------------                            -----------------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
               -------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:  1000013985501
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:               Disbursements
                                  ------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date            Check           Payee                            Purpose                                Amount
                Number
-------------   --------------  ---------------------------      ----------------------------------     -----------
     1/22/2004                 LaserSight Technologies           Transfer to acct 1000018574961            2,323.98
     1/22/2004                 LaserSight Technologies           Transfer to acct 1000018574961            3,415.44
     1/30/2004                 LaserSight Technologies           Transfer to acct 1000018574961            4,382.45


                                                                                                       -----------
                               Total DIP transfers                                                        10,121.87



                                                                                                       -----------
                  TOTAL NONDISBURSEMENT TRANSFERS                                                         10,121.87




                                                                                                        -----------
                  TOTAL ACTUAL DISBURSEMENTS                                                                   0.00

                  TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                               10,121.87



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



                                  ATTACHMENT 4
                                  ------------
                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:               SunTrust Bank               BRANCH:                           University Blvd.
             --------------------------------------------                     -----------------------------------------

ACCOUNT NAME:LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
             ----------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985451
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll & Taxes
                   ---------------------------------------------------------------------------------------------------

            Beginning Balance                                           1,253.35
                                                           ---------------------

            Total of Deposits Made                                    160,000.00(transfers from LST Acct# 4961)
                                                           ---------------------

            Total Amount of Checks Written                            157,475.40
                                                           ---------------------

            Service Charges                                               990.64(ADP Chgs)
                                                           ---------------------

            Closing Balance                                             2,787.31
                                                           ---------------------



            Number of First Check Written This Period                                                           77
                                                                                                        --------------

            Number of Last Check Written This Period                                                            78
                                                                                                        --------------

            Total Number of Checks Written This Period                                                           2
                                                                                                        --------------



                               INVESTMENT ACCOUNTS
                               -------------------

Type of Negotiable              Face Value               Purchase Price                     Date of Purchase
    Instrument
---------------------------     -----------------------  -----------------------------      --------------------------

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



                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                              --------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
             --------------------------------------------------        -----------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
             ---------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:1000013985451
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Payroll & Taxes
                    --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date            Check           Payee                            Purpose                                Amount
                Number
-------------   --------------  ---------------------------      ----------------------------------   -----------

      1/15/2004    w/t          ADP                              P/R Taxes - 1/15/04                      20,801.04
      1/15/2004    w/t          ADP                              P/R - 1/15/04                            42,739.45
      1/15/2004    0077         Lieu, Thanh                      P/R - 1/15/04                             1,253.74
      1/30/2004    w/t          ADP                              P/R Taxes - 1/30/04                      30,764.54
      1/30/2004    w/t          ADP                              P/R - 11/30/04                           60,976.73
      1/30/2004    0078         Escobar, Olga                    P/R - 11/30/04                              939.90
                                                                                                      -----------
                                                                                                         157,475.40





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


                                  ATTACHMENT 6
                                  ------------
                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account.


Date                       Bank                         Description              Amount
---------------            -------------            -------------------------    ---------------

      01/15/04             Deutsche Bank            ADP Payroll Deposit               20,801.04
(Deposited 1/13/04)        Trust Co-Americas

      01/30/04             Deutsche Bank            ADP Payroll Deposit               30,764.54
(Deposited 1/28/04)        Trust Co-Americas



-----------------------------------------------------------------------------------------------------------------------

                                                    TAXES OWED AND DUE
                                                    ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation.  Date last tax return filed
                                                                                -------------------------------------
Period return covers
                           -------------------------------------------------------------

                                       Date
      Name of Taxing                   Payment
         Authority                     Due                                 Description                    Amount
----------------------------           --------------          -------------------------------------     -------------


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


                                  ATTACHMENT 7
                                  ------------
                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------



Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning    01/01/04                                         and ending            01/31/04
                            ----------------------------                                  ----------------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.



Name of Officer or Owner                                  Title                            Amount Paid
----------------------------------------------------------------------------------------------------------------------

Liu, Danghui                                              Interim CEO                             40,800.00*
Davis, Richard                                            VP                                      10,833.34
Weida, Charles                                            VP                                      10,416.68
Shi, Zhentian                                             VP                                       7,700.00

*   Includes Bonus of $25,800.00 at filing of Reorganization Plan (per Employment agreement)


-----------------------------------------------------------------------------------------------------------------------
                                                    PERSONNEL REPORT
                                                    ----------------


                                                                      Full Time            Part Time

Number of employees at beginning of period                                   23                        0
                                                                      ---------        -----------------

Number hired during the period                                                0                        0
                                                                      ---------        -----------------

Number terminated or resigned during period                                   0                        0
                                                                      ---------        -----------------

Number of employees on payroll at end of period                             23                         0
                                                                      ---------        -----------------


-----------------------------------------------------------------------------------------------------------------------

                                       CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                            Agent &
                             Phone                                                Coverage                     Date
   Carrier                  Number                        Policy No.              Type            Expiration  Premium
                                                                                                   Date          Due
-----------------------------------------------------------------------           ----------      ------      ------

See Attached

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                                  ATTACHMENT 8
                                  ------------


            SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
            ------------------------------------------------




  1> Plan of Reorganization and Disclosure Statement filed on January 5th, 2004


<



LASERSIGHT INCORPORATED
CAUTIONARY STATEMENT

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its [financing facility]; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.